UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  July 31, 2009

                           Blue Dolphin Energy Company

             (Exact name of registrant as specified in its charter)


          Delaware                     0-15905                  73-1268729
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                          801 Travis Street, Suite 2100
                                Houston, TX 77002
              (Address of principal executive office and zip code)


                                 (713) 568-4725
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On July 31, 2009, Blue Dolphin Energy Company ("Blue Dolphin") entered into a Loan and Option Agreement (the "Agreement") with Lazarus Energy Holdings, LLC, a Delaware limited liability company ("LEH"), Lazarus Louisiana Refinery II, LLC, a Delaware limited liability company ("LLRII"), Lazarus Energy, LLC, a Delaware limited liability company, and Lazarus Environmental, LLC, a Delaware limited liability company. The Lazarus entities are collectively referred to herein as "Lazarus."

         Under terms of the Agreement, Blue Dolphin loaned $2,000,000 to LLRII, evidenced by a promissory note payable to Blue Dolphin (the "Bridge Loan"), in exchange for an option to acquire certain assets owned by Lazarus. The primary assets included in the deal are a light, sweet crude topping unit in Nixon, Texas, a barge and truck terminal in Mermentau, Louisiana, and 560,000 barrels of storage capacity associated with the two facilities. Blue Dolphin's option is exercisable by written notice to LEH at any time prior to March 1, 2010. The consideration for exercise of the option is the issuance of 47,141,196 shares of Blue Dolphin's common stock to Lazarus, which will constitute a change in control. Closing would be subject to negotiation of a definitive purchase and sale agreement that will include customary terms and conditions, including approval by Blue Dolphin's stockholders.

         The Bridge Loan, which is non-interest bearing, matures on January 31, 2010. The Bridge Loan contains customary covenants and requirements.

         The foregoing description of the Agreement and the Bridge Loan do not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Bridge Loan, copies of which are filed herewith as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by reference.

Item 7.01.        Regulation FD Disclosure.

         A copy of the press release announcing the Agreement and Bridge Loan is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information being furnished pursuant to Item 7.01 of this Form 8-K and in
Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

                  10.1 Loan and Option Agreement dated July 31, 2009 by and among Lazarus Energy Holdings, LLC, Lazarus Louisiana Refinery II, LLC, Lazarus Energy, LLC, Lazarus Environmental, LLC and Blue Dolphin Energy Company.
                  10.2 Promissory Note effective July 31, 2009 Payable to Blue Dolphin Energy Company by Lazarus Louisiana Refinery II, LLC.
                  99.1     Press release dated August 6, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 6, 2009

                                                   Blue Dolphin Energy Company

                                                   /s/ THOMAS W. HEATH
                                                   -----------------------------
                                                   Thomas W. Heath
                                                   President and Secretary

                                INDEX TO EXHIBITS


Exhibit Number    Description of Exhibit
--------------    ----------------------

         10.1 Loan and Option Agreement dated July 31, 2009 by and among Lazarus Energy Holdings, LLC, Lazarus Louisiana Refinery II, LLC, Lazarus Energy, LLC, Lazarus Environmental, LLC and Blue Dolphin Energy Company.

         10.2 Promissory Note effective July 31, 2009 Payable to Blue Dolphin Energy Company by Lazarus Louisiana Refinery II, LLC.

         99.1     Press release dated August 6, 2009.